CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to the Annual Report of Audiovox Corporation (the “Company”) on Amendment No. 1 to Form 10-K for the period ended February 28, 2010 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Patick M. Lavelle, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 7, 2010

/s/Patrick M. Lavelle____________
Patrick M. Lavelle